                                                                   Exhibit 10.12

            ESCROW AGREEMENT (the "Agreement"), dated as of May 20, 1998, among The J. H. Heafner Company, Inc., a North Carolina corporation ("Heafner"), the stockholders (the "Company Stockholders") of ITCO Logistics Corporation, a Delaware corporation (the "Company"), and The Chase Manhattan Bank, a New York State chartered bank, as escrow agent (the "Escrow Agent").
            ----------------------------------------------------------

                                  INTRODUCTION

            The Agreement and Plan of Merger, dated as of March 10, 1998 (the "Merger Agreement") among Heafner, ITCO Merger Corporation, the Company and the Company Stockholders requires as a condition to the consummation of the transactions contemplated thereby that Heafner, the Company Stockholders and the Escrow Agent enter into this Agreement and that the Company Stockholders deliver the Escrow (as defined below) to the Escrow Agent in order to provide a fund for indemnity payments that the Company Stockholders may become obligated to make to Heafner as provided in Article V of the Merger Agreement. Capitalized terms used and not otherwise defined herein have the meaning set forth in the Merger Agreement.

            Heafner, the Company Stockholders and the Escrow Agent agree as follows:

            1. Appointment of the Escrow Agent; Delivery of Escrow. Each of Heafner and the Company Stockholders constitutes and appoints the Escrow Agent as, and the Escrow Agent agrees to assume and perform the duties of, the escrow agent under and pursuant to this Agreement. The Escrow Agent acknowledges receipt from each Company Stockholder of (i) the stock certificates set forth opposite such Company Stockholder's name on the signature pages to this Agreement (the "Stock Certificates") representing an aggregate number of 1,400,667 shares (the "Shares") of Class B Common Stock, par value $.01 per share, of Heafner (the "Class B Common Stock"), and (ii) stock powers corresponding to the Stock Certificates duly executed in blank by the Company Stockholders (together with the Stock Certificates and any dividends or distributions in stock or other securities on the Shares, the "Escrow").

            2. Acceptance and Undertaking of the Escrow Agent. The Escrow Agent hereby acknowledges receipt of the documents and instruments comprising the Escrow and covenants and agrees to hold all of the same in escrow, and subsequently to release and distribute, or return, as the case may be, the Escrow or any part thereof, only pursuant to and in strict accordance with all of the terms and conditions of this Agreement.

            3. Taxes. All taxes in respect of the Escrow shall be the obligation of and shall be paid when due by the Company Stockholders, which shall indemnify and hold Heafner and the Escrow Agent harmless from and against all such taxes. The Escrow Agent shall have no responsibility for any tax reporting, and, subject to this Agreement, any income on the Escrow shall be paid directly to the Company Stockholders.

            4. Claims Against the Escrow.

            (a) Concurrently with the delivery of a notice to the Representative (as defined in Section 14) of a claim for indemnification pursuant to Article V of the Merger Agreement (a "Claim Notice"), or within a reasonable period thereafter, Heafner will deliver to the Escrow Agent a certificate in substantially the form of Annex I (a "Certificate of Instruction"). No Certificate of Instruction may be delivered without the prior or simultaneous delivery of a Claim Notice. No Certificate of Instruction may be delivered by Heafner after the close of business on the business day immediately preceding the Termination Date (as defined in Section 5). The Escrow Agent shall give written notice to the Company Stockholders and the Representative of its receipt of a Certificate of Instruction not later than the second business day next following receipt thereof, together with a copy of such Certificate of Instruction.

            (b) If the Escrow Agent (i) shall not, within 45 calendar days following its receipt of a Certificate of Instruction (the "Objection Period"), have received from the Representative a certificate in substantially the form of Annex II (an "Objection Certificate") disputing the Company Stockholders' obligation to pay the Owed Amount (as defined and referred to in such Certificate of Instruction), or (ii) shall have received such an Objection Certificate within the Objection Period and shall thereafter have received either (x) a certificate from Heafner and the Representative substantially in the form of Annex III (a "Resolution Certificate") stating that Heafner and the Representative have agreed that the Owed Amount referred to in such Certificate of Instruction (or a specified portion thereof) is payable to Heafner or (y) a copy of a final, nonappealable order of a court of competent jurisdiction or arbitration panel, each as contemplated by Section 6.12 of the Merger Agreement (accompanied by a certificate of Heafner substantially in the form of Annex IV (an "Arbitration Certificate")), stating that the Owed Amount referred to in such Certificate of Instruction (or a specified portion thereof) is payable to one or more of the Indemnified Parties by the Company Stockholders, then the Escrow Agent shall (1) in the case of (b)(i) or (b)(ii)(x), on the second business day next following the first to occur of (A) the expiration of the Objection Period or (B) the Escrow Agent's receipt of a Resolution Certificate or (2) in the case of (b)(ii)(y), on the fifth business day next following the day on which written notice of the Escrow Agent's receipt of an Arbitration Certificate is given by the Escrow Agent to the Representative, deliver to Heafner a number of shares having an aggregate value equal to the Owed Amount (or such specified portion) (based on a valuation, solely for these purposes, of $12.49 per share, appropriately adjusted to reflect stock splits and reverse stock splits).

            (c) Subject to Section 4(b) above, deliveries to Heafner shall be made upon its written instruction to the Escrow Agent, specifying the number of shares to be delivered. In the event that the number of Shares being delivered pursuant to paragraph (b) above is less than all of the Shares in the Escrow, then Heafner shall deliver or cause to be delivered to the Escrow Agent, in exchange for the original Stock Certificates (or Replacement Stock Certificates, as the case may be), a new certificate (or new certificates) in the names of the Company Stockholders representing shares not being delivered pursuant to paragraph (b) (together with any stock certificates delivered pursuant to Section 5(a) below, the "Replacement Stock Certificates") and, if requested by the Escrow Agent, the Company Stockholders shall deliver additional stock powers executed by the Company Stockholders in blank. The Escrow shall thereafter consist of the Replacement Stock Certificates and corresponding stock powers. The Escrow Agent shall have no obligation to verify the calculations made to determine the number of shares to be delivered or the allocations made.

            (d) The Escrow Agent shall give written notice to Heafner of its receipt of an Objection Certificate not later than the second business day next following receipt thereof, together with a copy of such Objection Certificate. The Escrow Agent shall give written notice to the Representative of its receipt of an Arbitration Certificate not later than the second business day next following receipt thereof, together with a copy of such Arbitration Certificate.

            (e) Upon delivery by the Escrow Agent of the shares representing the Owed Amount referred to in a Certificate of Instruction, such Certificate of Instruction shall be deemed canceled. Upon the receipt by the Escrow Agent of a Resolution Certificate or an Arbitration Certificate and the payment by the Escrow Agent of the Owed Amount referred to therein, the related Certificate of Instruction shall be deemed canceled.

            (f) Upon Heafner's determination that it has no claim or has released its claim with respect to an Owed Amount referred to in a Certificate of Instruction (or a specified portion thereof), Heafner will deliver to the Escrow Agent prior to the expiration of the applicable Objection Period a certificate substantially in the form of Annex V (a "Heafner Cancellation Certificate") canceling such Certificate of Instruction (or such specified portion thereof, as the case may be), and such Certificate of Instruction (or portion thereof) shall thereupon be deemed canceled. The Escrow Agent shall give written notice to the Representative of its receipt of a Heafner Cancellation Certificate not later than the second business day next following receipt thereof, together with a copy of such Heafner Cancellation Certificate.

            (g) Upon receipt of a final, nonappealable order of a court of competent jurisdiction to the effect that none of the Owed Amount referred to in a Certificate of Instruction as to which the Representative delivered an Objection Certificate within the Objection Period is payable to Heafner by the Company Stockholders, the Representative may, provided no Resolution Certificate or Arbitration Certificate shall have previously been received by the Escrow Agent, deliver a copy of such order (accompanied by a certificate of the Representative substantially in the form of Annex VI (a "Company Stockholder Cancellation Certificate")) canceling such Certificate of Instruction, and such Certificate of Instruction shall thereupon be deemed canceled. The Escrow Agent shall give written notice to Heafner of its receipt of a Company Stockholder Cancellation Certificate not later than the second business day next following receipt thereof, together with a copy of such Company Stockholder Cancellation Certificate.

            (h) The Escrow Agent shall have no obligation to verify that the order attached to an Arbitration Certificate or Company Stockholder Cancellation Certificate constitutes a final, nonappealable order of a court of competent jurisdiction, and shall be entitled to rely upon Heafner's or the Representative's statement to that effect.

            (i) In no event shall the aggregate amount of claims paid out from this Escrow to Heafner pursuant to this Agreement exceed the amount of property constituting the Escrow.

            5. Release of Shares and Termination.

            (a) On May 20, 1999 (the "Release Date"), the Escrow Agent shall deliver to the Representative a number of Shares (the "Released Shares") (as then constituted after any necessary exchanges of share certificates have been made in accordance with Sections 4(b) and (c) and Section 5(a) hereof) at a location designated by the Representative such that the aggregate value of the remaining Shares constituting the Escrow is $8,750,000 plus an amount equal to the total of Owed Amounts subject to any Objection Certificates that have not been canceled in accordance with paragraph (e), (f) or (g) of Section 4 (based in each case on a valuation, solely for these purposes, of $12.49 per share, appropriately adjusted to reflect stock splits and reverse stock splits). The Representative shall cause to be delivered to the Escrow Agent, as necessary, in exchange for the original Stock Certificates (or Replacement Stock Certificates, as the case may be), a Replacement Stock Certificate or Replacement Stock Certificates in the names of the Company Stockholders representing shares not being delivered pursuant hereto and, if requested by the Escrow Agent, the Company Stockholders shall deliver additional stock powers executed by the Company Stockholders in blank. The Escrow shall thereafter consist of the Replacement Stock Certificates and corresponding stock powers. The Escrow Agent shall have no obligation to verify the calculations made to determine the number of shares to be delivered or the allocations made. At such time on or following the Release Date as all Certificates of Instruction received by the Escrow Agent have been canceled in accordance with paragraph (e), (f) or (g) of Section 4 and no further Certificates of Instruction have been received by the Escrow Agent, the Escrow Agent shall promptly notify the Representative and, upon the written instruction of the Representative, shall deliver the Released Shares to the Representative at a location designated by the Representative.

            (b) On May 20, 2000 (the "Termination Date"), the Escrow Agent shall deliver to the Representative the Escrow (as then constituted after any necessary exchanges of share certificates have been made in accordance with Sections 4(b) and (c) and Section 5(a) hereof) at a location designated by the Representative, less that number of Shares which represents (based upon a valuation of $12.49 per share, appropriately adjusted to reflect stock splits and reverse stock splits) an amount equal to the total of Owed Amounts subject to any Certificate(s) of Instruction that have not been canceled in accordance with paragraph (e), (f) or (g) of Section 4. At such time on or following the Termination Date as all Certificates of Instruction received by the Escrow Agent on or prior to the Termination Date have been canceled in accordance with paragraph (e), (f) or (g) of Section 4, the Escrow Agent shall promptly deliver to the Representative at a location designated by the Representative, the remaining Escrow (as it shall then be constituted after any necessary exchanges of share certificates have been made in accordance with Sections 4(b) and (c) hereof) and this Agreement (other than Sections 6, 7 and 8) shall automatically terminate. The Escrow Agent shall be entitled to require payment of amounts owed to it under
Section 8 before distributing the Escrow in accordance with this Section 5.

            6. Duties and Obligations of the Escrow Agent. The duties and obligations of the Escrow Agent shall be limited to and determined solely by the provisions of this Agreement and the certificates delivered in accordance with this Agreement, and the Escrow Agent is not charged with knowledge of or any duties or responsibilities in respect of any other agreement or document. In furtherance and not in limitation of the foregoing:

            (i) the Escrow Agent shall be fully protected in relying in good faith upon any written certification, notice, direction, request, waiver, consent, receipt or other document that the Escrow Agent reasonably believes to be genuine and duly authorized, executed and delivered;

            (ii) the Escrow Agent shall not be liable for any error of judgment, or for any act done or omitted by it, or for any mistake in fact or law, or for anything that it may do or refrain from doing in connection with this Agreement; provided, however, that notwithstanding any other provision in this Agreement, the Escrow Agent shall be liable for its willful misconduct or gross negligence;

            (iii) the Escrow Agent may seek the advice of legal counsel selected with reasonable care in the event of any dispute or question as to the construction of any of the provisions of this Agreement or its duties under this Agreement, which counsel shall not be attorneys of any of the Representative, the Company Stockholders, Heafner or their respective Affiliates, and it shall incur no liability and shall be fully protected in respect of any action taken, omitted or suffered by it in good faith in accordance with the opinion of such counsel;

            (iv) in the event that the Escrow Agent shall in any instance, after seeking the advice of legal counsel pursuant to the immediately preceding clause, in good faith be uncertain as to its duties or rights under this Agreement, it shall be entitled to refrain from taking any action in that instance and its sole obligation, in addition to those of its duties under this Agreement as to which there is no such uncertainty, shall be to keep safely all property held in the Escrow until it shall be directed otherwise in writing by each of the parties to this Agreement or by a final, nonappealable order of a court of competent jurisdiction; provided that in the event that the Escrow Agent has not received such written direction or court order within 180 calendar days after requesting the same, it may interplead Heafner, the Representative and the Company Stockholders in any court of competent jurisdiction and request that such court determine its rights and duties under this Agreement unless the parties to this Agreement otherwise agree;

            (v) the Escrow Agent may execute any of its powers or responsibilities under this Agreement and exercise any rights under this Agreement either directly or by or through agents or attorneys selected with reasonable care, which shall not be agents or the attorneys of any of Heafner, the Representative, the Company Stockholders or their respective Affiliates. Nothing in this Agreement shall be deemed to impose upon the Escrow Agent any duty to qualify to do business or to act as fiduciary or otherwise in any jurisdiction other than the State of New York and the Escrow Agent shall not be responsible for and shall not be under a duty to examine into or pass upon the validity, binding effect, execution or sufficiency of any certificates or Shares in the Escrow, this Agreement, the Merger Agreement or of any amendment or supplement to this Agreement. The Escrow Agent shall not be liable for any other party's failure to comply with its covenants relating to the transactions contemplated by the Merger Agreement, including without limitation under applicable securities laws;

            (vi) other than the obligations as specifically set forth herein, the Escrow Agent shall not be obligated to preserve or protect any rights with respect to the property comprising the Escrow or to receive or give any notice with respect thereto, all of which shall remain the sole responsibility of the Representative; and

            (vii) Anything in this Agreement to the contrary notwithstanding, in no event shall the Escrow Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

            7. Cooperation. The Representative, the Company Stockholders and Heafner shall provide to the Escrow Agent all instruments and documents within their respective powers to provide that are necessary for the Escrow Agent to perform its duties and responsibilities under this Agreement. Each of the Representative, the Company Stockholders and Heafner have provided the Escrow Agent with a certificate setting forth the names of officers authorized to deliver instructions hereunder and a sample of the genuine signature of such officers and the Escrow Agent shall be entitled to rely upon such certificates until a substitute certificate is delivered hereunder.

            8. Fees and Expenses; Indemnity. The Representative and Heafner shall each be liable to the Escrow Agent for one-half of the fees of the Escrow Agent for its services under this Agreement as and when billed to the Representative and Heafner by the Escrow Agent. Each of the Representative, the Company Stockholders and Heafner shall be jointly and severally liable to reimburse and indemnify the Escrow Agent and its employees, officers, directors and agents, for, and hold it harmless against, any loss, liabilities, damages, cost or expense, including but not limited to reasonable attorneys' fees, reasonably incurred by the Escrow Agent in connection with the Escrow Agent's performance of its duties and obligations under this Agreement, as well as the reasonable costs and expenses of defending against any claim or liability relating to this Agreement; provided that notwithstanding the foregoing, none of such persons shall be required to indemnify the Escrow Agent for any such loss, liability, cost or expense arising as a result of the Escrow Agent's willful misconduct or gross negligence. The Escrow Agent shall be entitled to recover the full amount of such losses, liabilities, damages, costs and expenses from any of the Representative, the Company Stockholders and Heafner; provided that in the event that the Representative and the Company Stockholders, on the one hand, and Heafner, on the other hand, pays an amount in excess of one-half of the full amount of such losses, liabilities, damages, costs and expenses, the Representative and the Company Stockholders shall be entitled to reimbursement from Heafner, and Heafner shall be entitled to reimbursement from the Representative and the Company Stockholders, jointly and severally, of the amount of such excess. The Escrow Agent shall have a lien on and right of setoff against the Escrow for unpaid amounts owed to it hereunder.

            9. Resignation and Removal of the Escrow Agent.

            (a) The Escrow Agent may resign 30 calendar days following the giving of prior written notice thereof to Heafner and the Representative. In addition, the Escrow Agent may be removed and replaced on a date designated in a written instrument signed by Heafner and the Representative and delivered to the Escrow Agent. Notwithstanding the foregoing, no such resignation or removal shall be effective until a successor escrow agent has acknowledged its appointment as such as provided in paragraph (c) below. In either event, upon the effective date of such resignation or removal, the Escrow Agent shall deliver the property comprising the Escrow to such successor escrow agent, together with such records maintained by the Escrow Agent in connection with its duties under this Agreement and other information with respect to the Escrow as such successor may reasonably request.

            (b) If a successor escrow agent shall not have acknowledged its appointment as such as provided in paragraph (c) below, in the case of a resignation, prior to the expiration of 30 calendar days following the date of a notice of resignation or, in the case of a removal, on the date designated for the Escrow Agent's removal, as the case may be, because Heafner and the Representative are unable to agree on a successor escrow agent, or for any other reason, the Escrow Agent may select a successor escrow agent and any such resulting appointment shall be binding upon all of the parties to this Agreement.

            (c) Upon written acknowledgment by a successor escrow agent appointed in accordance with Sections 9(b) and (c) of its agreement to serve as escrow agent under this Agreement and the receipt of the property then comprising the Escrow, the Escrow Agent shall be fully released and relieved of all duties, responsibilities and obligations under this Agreement, subject to the proviso contained in clause (ii) of Section 6 and subject to survival of
Section 8, and such successor escrow agent shall for all purposes of this Agreement be the Escrow Agent.

            10. Notices. All notices, requests and other communications under this Agreement must be in writing and will be deemed to have been duly given if delivered personally, by overnight courier or by facsimile transmission or mailed (first class postage prepaid) to the parties at the following addresses or facsimile numbers:

            if to the Company Stockholders or the Representative, to:

            Wingate Management Partners II, L.P.
            750 N. St. Paul, Suite 1200

            Dallas, Texas 75201

            Facsimile: (214) 871-8799
            Attention: V. Edward Easterling, Jr.

            with a copy to:

            Haynes & Boone, L.L.P.
            901 Main Street, Suite 3100
            Dallas, Texas 75202

            Facsimile: (214) 651-5940
            Attention: David H. Oden, Esq.

            if to Heafner, to:

            The J. H. Heafner Company, Inc.
            814 East Main Street
            Lincolnton, North Carolina 28093

            Facsimile: (704) 732-6480
            Attention: President

            with a copy to:

            Howard, Darby & Levin
            1330 Avenue of the Americas
            New York, New York 10019
            Telephone: (212) 841-1000
            Telecopy:  (212) 841-1010
            Attention: Scott F. Smith, Esq.

            If to the Escrow Agent, to:

            The Chase Manhattan Bank
            450 West 33rd Street
            New York, New York 10001

            Facsimile: (212) 946-8156
            Attention: Escrow Administration, 15th Floor

All such notices, requests and other communications will (i) if delivered personally to the address as provided in this Section, be deemed given upon delivery, (ii) if delivered by facsimile transmission to the facsimile number as provided in this Section, be deemed given upon receipt, and (iii) if delivered by mail or overnight courier in the manner described above to the address as provided in this Section, be deemed given upon receipt (in each case regardless of whether such notice, request or other communication is received by any other person to whom a copy of such notice is to be delivered pursuant to this Section). Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other parties to this Agreement.

            11. Amendments, etc. This Agreement may be amended or modified, and any of the terms of this Agreement may be waived, only by a written instrument duly executed by or on behalf of the Representative, Heafner and the Escrow Agent. No waiver by any party of any term or condition contained of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion.

            12. GOVERNING LAW; JURISDICTION. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE APPLICABLE TO CONTRACTS EXECUTED AND PERFORMED IN SUCH STATE, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF. THE PARTIES HERETO EACH HEREBY IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF DELAWARE IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, JURISDICTION OF THE AFORESAID COURT. THE PARTIES HERETO EACH IRREVOCABLY WAIVES, TO THE FULLEST EXTENT SUCH PARTY MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, TRIAL BY JURY AND ANY OBJECTION THAT SUCH PARTY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

            13. Business Day. For all purposes of this Agreement, the term "business day" shall mean a day other than Saturday, Sunday or any day on which banks located in New York City are authorized or obligated to close.

            14. Appointment of Representative. Each of the Company Stockholders hereby constitutes and appoints Wingate Management Company II, L.P. (the "Representative") to act as its representative for all purposes under this Agreement, and the Representative agrees by executing this Agreement to accept such appointment. The Representative shall have the authority to act on behalf of, and to bind, each Company Stockholder for all purposes of this Agreement. Without limiting the generality of the foregoing, each Company Stockholder hereby irrevocably constitutes and appoints the Representative its true and lawful attorney-in-fact, with full power of substitution, and with full power and authority in its name, place and stead, to execute, certify, acknowledge, deliver, file and record all agreements, certificates, instruments and other documents and any amendment thereto, which the Representative deems necessary or appropriate in connection with the performance of this Agreement by such Company Stockholder. Each Company Stockholder's appointment of the Representative as its attorney-in-fact shall be deemed to be a power coupled with an interest and still survive the incompetency, bankruptcy or dissolution of the such Company Stockholder giving such power. No new representative may be appointed or substituted without the prior written consent of Heafner.

            15. Miscellaneous.

            (a) This Agreement is binding upon and will inure to the benefit of the parties to this Agreement and their respective successors and permitted assigns. The headings used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions of this Agreement. This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

            (b) The parties agree that the shares in Escrow may not be sold, pledged or otherwise transferred or disposed of during the term of this Agreement, except as provided in Section 4(c), 5 and 9(a) hereof.

            (c) While the Shares are in Escrow, the Company Stockholders shall have the right to vote the shares.

            IN WITNESS WHEREOF, the parties to this Agreement have caused this Agreement to be executed as of the date first above written.

COMPANY STOCKHOLDERS:

Certificate No. CB-1                WINGATE PARTNERS II, L.P.
representing 1,277,167 Shares

                                    By: WINGATE MANAGEMENT COMPANY II, L.P.,
                                        its general partner

                                    By: WINGATE MANAGEMENT LIMITED, L.L.C.,
                                        its sole general partner


                                    By: /s/ V. EDWARD EASTERLING, JR.
                                        ----------------------------------------
                                        V. Edward Easterling, Jr., Principal


Certificate No. ____
representing ______ Shares          --------------------------------------------
                                        Armistead Burwell, Jr.


Certificate No. ____
representing ______ Shares          --------------------------------------------
                                        William E. Berry


Certificate No. ____
representing ______ Shares          --------------------------------------------
                                        Richard P. Johnson


Certificate No. ____
representing ______ Shares          --------------------------------------------
                                        Leon R. Ellin

            IN WITNESS WHEREOF, the parties to this Agreement have caused this Agreement to be executed as of the date first above written.

COMPANY STOCKHOLDERS:

Certificate No. ____                WINGATE PARTNERS II, L.P.
representing _________ Shares

                                    By: WINGATE MANAGEMENT COMPANY II, L.P.,
                                        its general partner

                                    By: WINGATE MANAGEMENT LIMITED, L.L.C.,
                                        its sole general partner


                                    By:
                                        ----------------------------------------
                                        V. Edward Easterling, Jr., Principal


Certificate No. CB-2                /s/ ARMISTEAD BURWELL, JR.
representing 27,110 Shares          --------------------------------------------
                                        Armistead Burwell, Jr.


Certificate No. ____
representing ______ Shares          --------------------------------------------
                                        William E. Berry


Certificate No. ____
representing ______ Shares          --------------------------------------------
                                        Richard P. Johnson


Certificate No. ____
representing ______ Shares          --------------------------------------------
                                        Leon R. Ellin

            IN WITNESS WHEREOF, the parties to this Agreement have caused this Agreement to be executed as of the date first above written.

COMPANY STOCKHOLDERS:

Certificate No. ____                WINGATE PARTNERS II, L.P.
representing _________ Shares

                                    By: WINGATE MANAGEMENT COMPANY II, L.P.,
                                        its general partner

                                    By: WINGATE MANAGEMENT LIMITED, L.L.C.,
                                        its sole general partner


                                    By:
                                        ----------------------------------------
                                        V. Edward Easterling, Jr., Principal


Certificate No. ____
representing ______ Shares          --------------------------------------------
                                        Armistead Burwell, Jr.


Certificate No. CB-3                /s/ WILLIAM E. BERRY
representing 18,073 Shares          --------------------------------------------
                                        William E. Berry


Certificate No. ____
representing ______ Shares          --------------------------------------------
                                        Richard P. Johnson


Certificate No. ____
representing ______ Shares          --------------------------------------------
                                        Leon R. Ellin

            IN WITNESS WHEREOF, the parties to this Agreement have caused this Agreement to be executed as of the date first above written.

COMPANY STOCKHOLDERS:

Certificate No. ____                WINGATE PARTNERS II, L.P.
representing _________ Shares

                                    By: WINGATE MANAGEMENT COMPANY II, L.P.,
                                        its general partner

                                    By: WINGATE MANAGEMENT LIMITED, L.L.C.,
                                        its sole general partner


                                    By:
                                        ----------------------------------------
                                        V. Edward Easterling, Jr., Principal


Certificate No. ____
representing ______ Shares          --------------------------------------------
                                        Armistead Burwell, Jr.


Certificate No. ____
representing ______ Shares          --------------------------------------------
                                        William E. Berry


Certificate No. CB-4                /s/ RICHARD P. JOHNSON
representing 27,110 Shares          --------------------------------------------
                                        Richard P. Johnson


Certificate No. ____
representing ______ Shares          --------------------------------------------
                                        Leon R. Ellin

            IN WITNESS WHEREOF, the parties to this Agreement have caused this Agreement to be executed as of the date first above written.

COMPANY STOCKHOLDERS:

Certificate No. ____                WINGATE PARTNERS II, L.P.
representing _________ Shares

                                    By: WINGATE MANAGEMENT COMPANY II, L.P.,
                                        its general partner

                                    By: WINGATE MANAGEMENT LIMITED, L.L.C.,
                                        its sole general partner


                                    By:
                                        ----------------------------------------
                                        V. Edward Easterling, Jr., Principal


Certificate No. ____
representing ______ Shares          --------------------------------------------
                                        Armistead Burwell, Jr.


Certificate No. ____
representing ______ Shares          --------------------------------------------
                                        William E. Berry


Certificate No. ____
representing ______ Shares          --------------------------------------------
                                        Richard P. Johnson


Certificate No. CB-5                /s/ LEON R. ELLIN
representing 18,073 Shares          --------------------------------------------
                                        Leon R. Ellin

Certificate No. CB-6               WINGATE AFFILIATES II, L.P.
representing 24,097 Shares

                                   By: WINGATE MANAGEMENT LIMITED, L.L.C.,
                                       its sole general partner


                                   By: /s/ V. EDWARD EASTERLING, JR.
                                       ----------------------------------------
                                       V. Edward Easterling, Jr., Principal

Certificate No. ____               CALLIER INVESTMENT COMPANY
representing _____ Shares


                                   By:
                                       ----------------------------------------
                                       James T. Callier, Jr., President

REPRESENTATIVE:                    WINGATE MANAGEMENT COMPANY II, L.P.

                                   By: WINGATE MANAGEMENT LIMITED, L.L.C.,
                                       its general partner


                                   By: /s/ V. EDWARD EASTERLING, JR.
                                       ----------------------------------------
                                   Name:  V. Edward Easterling, Jr.
                                   Title: Principal

HEAFNER:                           THE J.H. HEAFNER COMPANY, INC.


                                   By:
                                       ----------------------------------------
                                       J. Michael Gaither
                                       Senior Vice President and General Counsel

ESCROW AGENT:


                                   By:
                                       ----------------------------------------

Certificate No. ____               WINGATE AFFILIATES II, L.P.
representing ______ Shares

                                   By: WINGATE MANAGEMENT LIMITED, L.L.C.,
                                       its sole general partner


                                   By:
                                       ----------------------------------------
                                       V. Edward Easterling, Jr., Principal

Certificate No. CB-7               CALLIER INVESTMENT COMPANY
representing 9,037 Shares


                                   By: /s/ JAMES T. CALLIER, JR.
                                       ----------------------------------------
                                       James T. Callier, Jr., Managing Partner

REPRESENTATIVE:                    WINGATE MANAGEMENT COMPANY II, L.P.

                                   By: ___________________, its general partner


                                   By:
                                       ----------------------------------------
                                   Name:
                                   Title:

HEAFNER:                           THE J.H. HEAFNER COMPANY, INC.


                                   By: /s/ J. MICHAEL GAITHER
                                       ----------------------------------------
                                       J. Michael Gaither
                                       Senior Vice President and General Counsel

ESCROW AGENT:


                                   By:
                                       ----------------------------------------

Certificate No. ____               WINGATE AFFILIATES II, L.P.
representing ______ Shares

                                   By: WINGATE MANAGEMENT LIMITED, L.L.C.,
                                       its sole general partner


                                   By:
                                       ----------------------------------------
                                       V. Edward Easterling, Jr., Principal

Certificate No. CB-7               CALLIER INVESTMENT COMPANY
representing 9,037 Shares


                                   By:
                                       ----------------------------------------
                                       James T. Callier, Jr., President

REPRESENTATIVE:                    WINGATE MANAGEMENT COMPANY II, L.P.

                                   By: ___________________, its general partner


                                   By:
                                       ----------------------------------------
                                   Name:
                                   Title:

HEAFNER:                           THE J.H. HEAFNER COMPANY, INC.


                                   By:
                                       ----------------------------------------
                                       J. Michael Gaither
                                       Senior Vice President and General Counsel

ESCROW AGENT:                      THE CHASE MANHATTAN BANK


                                   By: /s/ SAVERIO A. LUNETTA
                                       ----------------------------------------
                                       Saverio A. Lunetta
                                       Vice President